UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2015

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue Suite 100 Oklahoma City, OK	73134
(Address of principal executive offices)	(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.

On February 25, 2015, Gulfport Energy Corporation issued a press release reporting its financial and operational results for the fourth quarter and year ended December 31, 2014 and providing an update on its 2015 activities. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On February 25, 2015, Gulfport Energy Corporation issued a press release reporting its proved reserves for the year ended December 31, 2014. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

99.1	Press release dated February 25, 2015 entitled “Gulfport Energy Corporation Reports Fourth Quarter and Year-End 2014 Results.”

99.2	Press release dated February 25, 2015 entitled “Gulfport Energy Corporation Reports 305% Increase in Total Proved Reserves to 933.6 Bcfe.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: February 25, 2015	By:	/s/ MICHAEL G. MOORE
Michael G. Moore
Chief Executive Officer and President

Exhibit Index

Number	Exhibit

99.1	Press release dated February 25, 2015 entitled “Gulfport Energy Corporation Reports Fourth Quarter and Year-End 2014 Results.”

99.2	Press release dated February 25, 2015 entitled “Gulfport Energy Corporation Reports 305% Increase in Total Proved Reserves to 933.6 Bcfe.”